December 21, 2007

HIGH POINTE SELECT VALUE FUND
HIGH POINTE SMALL CAP EQUITY FUND

Each a series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information
dated October 28, 2007

High Pointe Capital Management, LLC, the investment advisor to the High Pointe Select Value Fund and the High Pointe Small Cap Equity Fund (the “Funds”) has determined to discontinue the Funds, and the Board of Trustees of Advisors Series Trust has adopted a plan of liquidation.   Please note that the Funds will be liquidating their assets on January 31, 2008.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Funds are no longer accepting purchases into the Funds.  In addition, effective December 31, 2007, the Funds’ investment advisor will begin an orderly transition of the portfolio to cash and cash equivalents.  Shareholders of the Funds may redeem their investments as described in the Funds’ prospectus.  Accounts not redeemed by January 29, 2008, will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Funds’ transfer agent at 1-800-984-1099 prior to January 29, 2008, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Funds have not received your redemption request or other instruction by January 29, 2008, your shares will be redeemed on January 31, 2008, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on January 31, 2008.

Please contact the Funds at 1-800-984-1099 if you have any questions.

Please retain this Supplement with your Prospectus and Statement of Additional Information for reference.